Exhibit 99.1

WhiteHorse Finance, Inc. Announces First Quarter 2020 Earnings Results

NEW YORK, NY, May 11, 2020 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (Nasdaq: WHF) today announced its financial results for the quarter ended March 31, 2020.

First Quarter 2020 Summary Highlights

•	Net Asset Value of $284.7 million, or $13.86 per share

•	Investment portfolio(1) totaling $557.1 million

•	STRS JV investment portfolio totaling $123.0 million

•	Gross investment additions(2) of $26.8 million, including new originations of $26.1 million and $0.7 million of fundings for add-ons to existing investments

•	Net investment income of $6.1 million, or $0.297 per share

•	Core net investment income of $5.5 million, or $0.267 per share(3)

•	First quarter distribution of $0.355 per share

(1) Includes investments in WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), an unconsolidated joint venture, totaling $42.1 million, at fair value.

(2) Excludes investments made in STRS JV.

(3) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company’s indebtedness, (ii) the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and (iii) excise and other income taxes related to such net realized gains and losses (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, are set forth in Schedule 1 hereto.

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer commented, “The COVID-19 pandemic drove a correction within the debt markets that saw lower debt levels, tighter deal terms, and increased pricing. As a result, we are taking a very conservative view towards adding new assets, having originated 4 first lien loans during the quarter. Our liquidity position remains strong, and we have been working hand in hand to support our borrowers through this difficult time. Over the years we’ve taken deliberate action to build our portfolio upon rigorous underwriting, diversification in our underwriting strategy, a focus on first lien credits, selective sourcing that avoids aggressive credit terms, a focus on the lower middle market, and diligent management of our liquidity position. We are confident that staying true to these longstanding principles has prepared us to navigate the current volatility and deliver for our stakeholders.”

Portfolio and Investment Activity

As of March 31, 2020, the fair value of WhiteHorse Finance’s investment portfolio was $557.1 million, compared with $589.7 million as of December 31, 2019. The portfolio at March 31, 2020 consisted of 65 positions across 52 companies with a weighted average effective yield of 9.9% on income-producing debt investments. The average debt investment size (excluding investments in STRS JV) was $9.3 million with the overall portfolio comprised of approximately 80% first lien secured loans, 10% second lien secured loans, 2% equity and 8% in investments in STRS JV. All loans were substantially variable-rate investments (primarily indexed to LIBOR), with nearly all performing floating rate investments having interest rate floors.

WhiteHorse Finance made investments in four new portfolio companies totaling $26.1 million. Also, the Company added $0.7 million to an existing portfolio company. Proceeds from sales and repayments, including $0.1 million of net repayments on revolvers, totaled approximately $16.9 million for the quarter, driven by a partial paydowns from Oasis Legal Finance, LLC of $7.5 million.

In addition to the transactions above, during the three months ended March 31, 2020, WhiteHorse Finance transferred assets to the STRS JV totaling $28.5 million in exchange for a net investment in STRS JV of $12.7 million as well as cash proceeds of $15.8 million.

WHF STRS Ohio Senior Loan Fund LLC

As of March 31, 2020, STRS JV’s portfolio totaled $123.0 million, consisted of 14 portfolio companies and had a weighted average effective yield of 7.8% on its portfolio.

Results of Operations

For the three months ended March 31, 2020, net investment income was approximately $6.1 million, compared with approximately $7.6 million for the same period in the prior year, representing a decrease of approximately 19.8%. The decrease in net investment income for the year-over-year period is primarily attributable to lower non-recurring fee and accelerated interest accretion income in the current quarter as well as an increase in interest expense and management fees recognized for the quarter ended March 31, 2020. The decrease in fee and accretion income as compared to the prior year is a result of a reduced level of prepayment activity as well as lower volume in nonrecurring, fee-generating events in the quarter ended March 31, 2020 as compared to the same period in the prior year. The increase in interest expense was driven by higher borrowing balances and the increase in management fees was due to an increase in the average gross assets for the first quarter 2020.

For the three months ended March 31, 2020, core net investment income, a non-GAAP financial measure that excludes capital gains incentive fee accruals, the net effects of excise or other income taxes related to net realized gains and losses, and the associated costs of refinancing the Company’s indebtedness, was $5.5 million, compared with $7.5 million for the same period in the prior year, representing a decrease of approximately 26.9%.

For the three months ended March 31, 2020, WhiteHorse Finance reported a net realized and unrealized loss on investments and foreign currency transactions of $27.1 million. This compares with a net realized and unrealized loss on investments and foreign currency transactions of $0.6 million for the three months ended March 31, 2019. The decrease in the year-over-year period was primarily attributable to markdowns in the portfolio as a result of market disruptions caused by the COVID-19 pandemic in the quarter ended March 31, 2020.

WhiteHorse Finance reported a net decrease in net assets resulting from operations of approximately $21.0 million for the three months ended March 31, 2020, which compares with a net increase of $7.0 million for the three months ended March 31, 2019.

WhiteHorse Finance’s NAV was $284.7 million, or $13.86 per share, as of March 31, 2020, as compared with $313.0 million, or $15.23 per share, as of December 31, 2019.

Liquidity and Capital Resources

As of March 31, 2020, WhiteHorse Finance had cash and cash equivalents of $28.1 million, as compared with $27.5 million as of December 31, 2019, inclusive of restricted cash. As of March 31, 2020, the Company also had $19.1 million of undrawn capacity under its revolving credit facility.

Distributions

On March 17, 2020, the Company declared a distribution of $0.355 per share for the quarter ended March 31, 2020, consistent for the thirtieth consecutive quarter since the Company’s IPO. The distribution was paid on April 3, 2020 to shareholders of record as of March 27, 2020.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its first quarter results at 2:30 p.m. ET on Monday, May 11, 2020. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID # 5258636. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through May 18, 2020. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID #5258636. A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company's investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with $37 billion of capital under management(4) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(4) Based on total capital commitments managed by H.I.G. Capital and affiliates.

SCHEDULE 1

As a supplement to GAAP financial measures, the Company has provided information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. The Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted to exclude the net impact of costs associated with the refinancing of the Company’s indebtedness, the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and excise or other income taxes related to such net realized gains and losses (net of incentive fees). There were no excise or other income taxes related to net realized gains and losses, nor did the Company refinance any of its indebtedness for the quarters ended March 31, 2020 and March 31, 2019.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended March 31, 2020 and March 31, 2019 (in thousands, except per share data):

	March 31, 2020		March 31, 2019
	Amount	Per Share Amounts	Amount	Per Share Amounts
Net investment income	$6,102	$0.297	$7,611	$0.370
Net impact of costs associated with refinancing of indebtedness	-	-	-	-
Accrual for capital gains incentive fee	(626)	(0.030)	(121)	(0.005)
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$5,476	$0.267	$7,490	$0.365

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	March 31, 2020	December 31, 2019
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$507,384	$546,744
Non-controlled affiliate company investments	7,650	9,651
Controlled affiliate company investments	42,081	33,293
Total investments, at fair value (amortized cost $593,304 and $597,725, respectively)	557,115	589,688
Cash and cash equivalents	16,452	4,294
Restricted cash and cash equivalents	11,497	23,252
Restricted foreign currency (cost of $123)	116	—
Interest and dividend receivable	6,340	6,010
Amounts receivable on unsettled investment transactions	74	360
Prepaid expenses and other receivables	354	7,620
Total assets	$591,948	$631,224

Liabilities
Debt	$291,129	$298,924
Distributions payable	7,294	7,294
Management and incentive fees payable	6,191	8,290
Interest payable	1,127	1,674
Accounts payable and accrued expenses	1,340	1,944
Amounts payable on unsettled investment transactions	28	—
Unrealized depreciation on foreign currency forward contracts	1	—
Advances received from unfunded credit facilities	133	143
Total liabilities	307,243	318,269

Commitments and contingencies

Net assets
Common stock, 20,546,032 and 20,546,032 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 authorized	21	21
Paid-in capital in excess of par	300,744	300,744
Accumulated earnings (deficit)	(16,060)	12,190
Total net assets	284,705	312,955
Total liabilities and total net assets	$591,948	$631,224

Number of shares outstanding	20,546,032	20,546,032
Net asset value per share	$13.86	$15.23

WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per share data)

	Three months ended March 31,
	2020	2019
Investment income
From non-controlled/non-affiliate company investments
Interest income	$13,140	$14,492
Fee income	291	1,157
Dividend income	49	—
From non-controlled affiliate company investments
Dividend income	275	275
From controlled affiliate company investments
Interest income	625	—
Dividend income	153	—
Total investment income	14,533	15,924

Expenses
Interest expense	3,668	3,073
Base management fees	3,092	2,589
Performance-based incentive fees	441	1,751
Administrative service fees	171	158
General and administrative expenses	881	682
Total expenses, before fees waived	8,253	8,253
Base management fee waived	—	(177)
Total expenses, net of fees waived	8,253	8,076
Net investment income before excise tax	6,280	7,848
Excise tax	178	237
Net investment income after excise tax	6,102	7,611

Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses)
Non-controlled/non-affiliate company investments	510	(2,018)
Non-controlled affiliate company investments	—	—
Foreign currency transactions	(3)	—
Foreign currency forward contracts	6	—
Net realized gains (losses)	513	(2,018)
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	(22,196)	1,988
Non-controlled affiliate company investments	(2,001)	(576)
Controlled affiliate company investments	(3,953)	—
Translation of assets and liabilities in foreign currencies	580
Foreign currency forward contracts	(1)	—
Net change in unrealized appreciation (depreciation)	(27,571)	1,412
Net realized and unrealized losses on investments	(27,058)	(606)
Net increase (decrease) in net assets resulting from operations	$(20,956)	$7,005

Per Common Share Data
Basic and diluted earnings (loss) per common share	$(1.01)	$0.34
Dividends and distributions declared per common share	$0.36	$0.36
Basic and diluted weighted average common shares outstanding	20,546,032	20,546,032

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2020

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Advertising
Fluent, LLC
First Lien Secured Term Loan	L+ 7.00%	7.99%	03/26/18	03/27/23	8,801	$8,801	$8,713	3.06%
	(0.50% Floor)
Agricultural & Farm Machinery
Bad Boy Mowers Acquisition, LLC
First Lien Secured Term Loan	L+ 5.75%	6.75%	12/19/19	12/06/25	10,359	10,061	9,530	3.35
	(1.00% Floor)
Air Freight & Logistics
Access USA Shipping, LLC
First Lien Secured Term Loan	L+ 8.00%	9.00%	02/08/19	02/08/24	5,578	5,514	5,467	1.92
	(1.00% Floor)
Application Software
Newscycle Solutions, Inc.
First Lien Secured Term Loan	L+ 7.00%	8.45%	06/14/19	12/29/22	5,195	5,115	4,832	1.70
	(1.00% Floor)
First Lien Secured Revolving Loan	L+ 7.00%	8.34%	06/14/19	12/29/22	301	298	280	0.10
	(1.00% Floor)
					5,496	5,413	5,112	1.80
Automotive Retail
Team Car Care Holdings, LLC
First Lien Secured Term Loan(12)	base rate+ 7.99%	9.88%	02/26/18	02/23/23	16,607	16,390	15,942	5.60
	(1.00% Floor)
BW Gas & Convenience Holdings, LLC
First Lien Secured Term Loan	L+ 6.25%	7.18%	11/15/19	11/18/24	8,394	8,079	7,848	2.76
	(0.00% Floor)
					25,001	24,469	23,790	8.36
Broadcasting
Alpha Media, LLC
First Lien Secured Term Loan	L+ 6.00%	7.45%	08/14/18	02/25/22	5,330	5,237	5,090	1.79
	(1.50% Floor)
Rural Media Group, Inc.
First Lien Secured Term Loan	L+ 7.66%	9.44%	12/29/17	12/29/22	7,133	7,057	6,741	2.37
	(1.00% Floor)
					12,463	12,294	11,831	4.16

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) - (continued)

March 31, 2020

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Cable & Satellite
Bulk Midco, LLC
First Lien Secured Term Loan	L+ 7.27%	9.19%	06/08/18	06/08/23	15,000	$14,857	$13,950	4.90%
	(1.00% Floor)
Communications Equipment
Sorenson Communications, LLC
First Lien Secured Term Loan	L+ 6.50%	7.95%	03/15/19	04/29/24	4,744	4,628	4,489	1.58
	(0.00% Floor)
Data Processing & Outsourced Services
FPT Operating Company, LLC/
TLabs Operating Company, LLC
First Lien Secured Term Loan	L+ 8.25%	9.83%	12/23/16	06/07/24	24,751	24,542	23,266	8.17
	(1.00% Floor)
Geo Logic Systems Ltd.(5)
First Lien Secured Term Loan(13)	C +6.25%	7.52%	12/19/19	12/19/24	6,838	5,115	4,420	1.55
	(1.00% Floor)
First Lien Secured Revolving Loan(7)(13)	C +6.25%	7.52%	12/19/19	12/19/24	-	-	(17)	(0.01)
	(1.00% Floor)
					31,589	29,657	27,669	9.71
Department Stores
Mills Fleet Farm Group, LLC
First Lien Secured Term Loan	L+ 6.25%	7.84%	10/24/18	10/24/24	14,874	14,582	13,387	4.70
	(1.00% Floor)	(0.75%PIK)
Distributors
Crown Brands, LLC
First Lien Secured Term Loan	L+ 8.00%	9.50%	01/28/19	01/25/24	5,727	5,617	5,206	1.83
	(1.50% Floor)
First Lien Secured Delayed Draw Loan(7)	L+ 8.00%	9.50%	01/28/19	01/25/24	-	-	(61)	(0.02)
	(1.50% Floor)
					5,727	5,617	5,145	1.81
Diversified Chemicals
Sklar Holdings, Inc.
First Lien Secured Term Loan	L+ 7.00%	9.00%	11/13/19	05/13/23	8,903	8,722	8,547	3.00
	(1.00% Floor)	(1.00%PIK)
First Lien Secured Delayed Draw Loan(7)	L+ 7.00%	9.00%	11/13/19	05/13/20	-	-	(61)	(0.02)
	(1.00% Floor)	(1.00%PIK)
					8,903	8,722	8,486	2.98
Diversified Support Services
ImageOne Industries, LLC
First Lien Secured Term Loan	L+ 10.00%	11.00%	01/11/18	01/11/23	7,239	7,077	6,805	2.39
	(1.00% Floor)	(4.00%PIK)
First Lien Secured Revolving Loan(4)(7)	L+ 10.00%	11.45%	07/22/19	12/12/22	135	135	127	0.04
	(1.00% Floor)	(4.00%PIK)
NNA Services, LLC
First Lien Secured Term Loan	L+ 7.00%	8.45%	10/16/18	10/16/23	9,823	9,684	9,626	3.38
	(1.50% Floor)
					17,197	16,896	16,558	5.81

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) - (continued)

March 31, 2020

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Education Services
EducationDynamics, LLC
First Lien Secured Term Loan	L+ 7.50%	9.15%	11/26/19	11/26/24	11,603	$11,387	$11,487	4.03%
	(1.50% Floor)
Food Retail
AG Kings Holdings, Inc.
First Lien Secured Term Loan(8)	P+ 11.00%	14.25%	08/10/16	08/10/21	13,250	12,837	6,625	2.33
	(0.75% Floor)	(2.00%PIK)
Health Care Facilities
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan A(4)	L+ 9.00%	10.76%	05/15/19	04/30/19	3,855	3,855	2,891	1.02

First Lien Secured Term Loan B(4)	L+ 9.00%	10.76%	02/01/13	04/30/19	13,511	13,511	10,133	3.56
	(1.50% Floor)
Second Lien Secured Term Loan(4)(8)	N/A	15.75%	02/01/13	07/31/18	1,028	1,024	-	-
		(2.00%PIK)
					18,394	18,390	13,024	4.58
Health Care Services
CHS Therapy, LLC
First Lien Secured Term Loan A	L+ 8.50%	10.00%	06/14/19	06/14/24	7,566	7,446	7,302	2.56
	(1.50% Floor)
Lab Logistics, LLC
First Lien Secured Term Loan	L+ 6.50%	7.56%	10/16/19	09/25/23	106	106	103	0.04
	(1.00% Floor)
First Lien Secured Delayed Draw Loan(7)	L+ 6.50%	8.44%	10/16/19	09/25/23	5,276	5,241	5,104	1.79
	(1.00% Floor)
PMA Holdco, LLC
First Lien Secured Term Loan	L+ 10.00%	11.45%	06/28/18	06/28/23	12,902	12,684	12,708	4.46
	(1.00% Floor)	(2.00%PIK)
					25,850	25,477	25,217	8.85
Home Furnishings
Sure Fit Home Products, LLC
First Lien Secured Term Loan	L+ 9.75%	11.21%	10/26/18	07/13/22	5,250	5,185	4,883	1.71
	(1.00% Floor)
Human Resources & Employment Services
Pluto Acquisition Topco, LLC
First Lien Secured Term Loan	L+ 6.31%	8.08%	01/31/19	01/31/24	12,291	12,102	12,045	4.23
	(1.50% Floor)
Interactive Media & Services
What If Media Group, LLC
First Lien Secured Term Loan	L+ 6.50%	7.50%	10/02/19	10/02/24	12,838	12,606	12,581	4.42
	(1.00% Floor)
Internet & Direct Marketing Retail
Potpourri Group, Inc.
First Lien Secured Term Loan	L+ 8.25%	9.77%	07/03/19	07/03/24	18,644	18,289	17,898	6.29
	(1.50% Floor)
Investment Banking & Brokerage
Arcole Acquisition Corp(5)
First Lien Secured Term Loan A (4)(8)	L+ 10.25%	11.86%	11/29/18	11/30/23	5,231	5,159	3,923	1.38
	(1.00% Floor)
First Lien Secured Term Loan B (4)(8)	L+ 16.50%	18.11%	11/29/18	11/30/23	1,812	1,785	1,538	0.54
	(1.00% Floor)	(1.50%PIK)
JVMC Holdings Corp. (f/k/a RJO Holdings Corp)
First Lien Secured Term Loan	L+ 6.50%	7.50%	02/28/19	02/28/24	15,538	15,416	15,227	5.35
	(1.00% Floor)
					22,581	22,360	20,688	7.27

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) - (continued)

March 31, 2020

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
IT Consulting & Other Services
AST-Applications Software Technology LLC
First Lien Secured Term Loan	L+ 8.00%	9.00%	01/10/17	01/10/23	4,226	$4,181	$4,141	1.45%
	(1.00% Floor)	(1.00%PIK)
Leisure Facilities
Honors Holdings, LLC
First Lien Secured Term Loan	L+ 6.83%	7.83%	09/06/19	09/06/24	9,405	9,272	8,118	2.85
	(1.00% Floor)
First Lien Secured Delayed Draw Loan	L+ 6.50%	8.44%	09/06/19	09/06/24	4,662	4,619	4,023	1.41
	(1.00% Floor)
Lift Brands, Inc.
First Lien Secured Term Loan(8)	L+ 8.00%	9.45%	04/16/18	04/16/23	10,552	10,398	8,425	2.96
	(1.00% Floor)	(1.00%PIK)
First Lien Secured Revolving Loan(7)(8)	P+ 6.00%	9.25%	04/16/18	04/16/23	376	371	229	0.08
	(1.99% Floor)
					24,995	24,660	20,795	7.30
Office Services & Supplies
Empire Office, Inc.
First Lien Secured Term Loan	L+ 6.75%	8.25%	04/12/19	04/12/24	12,065	11,871	11,703	4.11
	(1.50% Floor)
Other Diversified Financial Services
Sigue Corporation
Second Lien Secured Term Loan(4)	L+ 10.55%	11.82%	12/27/13	04/30/20	24,793	24,793	24,297	8.53
	(1.00% Floor)
Packaged Foods & Meats
Lenny & Larry's, LLC
First Lien Secured Term Loan	L+ 7.95%	8.95%	05/15/18	05/15/23	12,282	12,131	11,496	4.04
	(1.00% Floor)	(1.18%PIK)
Property & Casualty Insurance
Policy Services Company, LLC(5)
First Lien Secured Term Loan	L+ 6.25%	7.32%	03/06/20	05/31/24	6,476	6,155	6,281	2.21
	(1.00% Floor)
Research & Consulting Services
Nelson Worldwide, LLC
First Lien Secured Term Loan	L+ 9.25%	11.10%	01/09/18	01/09/23	13,381	13,195	13,046	4.58
	(1.00% Floor)
ALM Media, LLC
First Lien Secured Term Loan	L+ 6.50%	7.95%	11/25/19	11/25/24	15,553	15,264	14,668	5.15
	(1.00% Floor)
					28,934	28,459	27,714	9.73
Restaurants
LS GFG Holdings Inc.
First Lien Secured Term Loan	L+ 6.00%	6.99%	11/30/18	11/19/25	10,211	9,963	8,577	3.01
	(0.00% Floor)
Specialized Consumer Services
True Blue Car Wash, LLC
First Lien Secured Term Loan	L+ 8.12%	9.12%	10/17/19	10/17/24	4,433	4,353	4,300	1.51
	(1.00% Floor)
First Lien Secured Delayed Draw Loan(7)	L+ 8.12%	9.12%	10/17/19	10/17/24	672	665	623	0.22
	(1.00% Floor)				5,105	5,018	4,923	1.73

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) - (continued)

March 31, 2020

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Specialty Chemicals
Flexitallic Group SAS
First Lien Secured Term Loan	L+ 6.50%	7.57%	10/28/19	10/29/26	11,721	$11,443	$10,549	3.71%
	(1.00% Floor)
Specialized Finance
Golden Pear Funding Assetco, LLC(5)
Second Lien Secured Term Loan	L+ 10.50%	12.08%	09/20/18	03/20/24	17,500	17,247	17,238	6.05
	(1.00% Floor)
Oasis Legal Finance, LLC(5)
Second Lien Secured Term Loan	L+ 10.75%	12.33%	09/09/16	03/09/22	12,500	12,412	12,250	4.30
	(1.00% Floor)
WHF STRS Ohio Senior Loan Fund LLC
Subordinated Note(4)(5)(7)(9)(14)	L+ 6.50%	7.49%	07/19/19	N/A	36,537	36,537	36,537	12.83

					66,537	66,196	66,025	23.18
Systems Software
Vero Parent, Inc.
First Lien Secured Term Loan	L+ 6.00%	7.58%	11/06/19	08/16/24	16,510	14,959	14,034	4.93
	(1.00% Floor)

Technology Hardware, Storage & Peripherals
PS Lightwave, Inc.
First Lien Secured Term Loan	L+ 6.75%	8.25%	03/09/20	03/10/25	8,005	7,847	7,846	2.76
	(1.50% Floor)
First Lien Secured Delayed Draw Loan(7)	L+ 6.75%	8.25%	03/09/20	03/10/25	-	-	-	-
	(1.50% Floor)
Source Code Midco, LLC
First Lien Secured Term Loan	L+ 8.25%	9.69%	05/04/18	05/04/23	23,255	22,841	22,790	8.00
	(1.00% Floor)
					31,260	30,688	30,636	10.76
Trading Companies & Distributors
Vessco Holdings, LLC
First Lien Secured Term Loan	L+ 6.50%	8.20%	08/22/19	08/22/24	18,947	18,615	18,568	6.52
	(1.50% Floor)

Total Debt Investments					580,495	569,276	538,314	189.06

Equity Investments
Diversified Support Services
Quest Events, LLC Preferred Units(4)	N/A	N/A	12/28/18	12/08/25	317	317	171	0.06
ImageOne Industries, LLC Common A Units(4)	N/A	N/A	09/20/19	N/A	149	-	45	0.02
					466	317	216	0.08
Health Care Services
Lab Logistics Preferred Units(4)	N/A	N/A	10/29/19	N/A	2	857	834	0.29
PMA Holdco, LLC Warrants(4)	N/A	N/A	06/28/18	06/28/28	8	-	454	0.16
					10	857	1,288	0.45
Other Diversified Financial Services
RCS Creditor Trust Class B Units(4)(6)	N/A	N/A	10/01/17	N/A	143	-	-	-

SFS Global Holding Company Warrants(4)	N/A	N/A	06/28/18	12/28/25	-	-	-	-

Sigue Corporation Warrants(4)	N/A	N/A	06/28/18	12/28/25	22	2,890	3,277	1.15
					165	2,890	3,277	1.15
Specialized Finance
NMFC Senior Loan Program I LLC Units (4)(5)(6)	N/A	N/A	08/13/14	08/31/21	10,000	10,030	7,650	2.69

WHF STRS Ohio Senior Loan Fund LLC(4)(5)(7)(14)	N/A	N/A	07/19/19	N/A	9,134	9,134	5,544	1.95
					19,134	19,164	13,194	4.64
Trading Companies & Distributors
Vessco Holdings, LLC(4)	N/A	N/A	08/22/19	N/A	489	800	757	0.27

Trucking
Europcar Mobility Group(4)(5)	N/A	N/A	10/31/19	12/31/22	-	-	69	0.02

Total Equity Investments					20,264	24,028	18,801	6.61

Total Investments					600,759	$593,304	$557,115	195.67%

A summary of outstanding financial instruments at March 31, 2020 is as follows:

Forward Currency Contracts

Counterparty	Currency to be sold	Currency to be purchased	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
JP Morgan Chase Bank	C$ 188 CAD	$ 133 USD	06/30/2020	$-	$(1)
				$-	$(1)

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) - (continued)

March 31, 2020

(in thousands)

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.

(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually, the Canadian Dollar Offered Rate (“CDOR” or “C”) or the U.S. Prime Rate as published by the Wall Street Journal (“Prime” or “P”). The one, three and six-month LIBOR were 1.0%, 1.5% and 1.2%, respectively, as of March 31, 2020. The Prime was 3.3% as of March 31, 2020. The CDOR was 1.2% as of March 31, 2020.

(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.

(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 84% of total assets as of the date of the consolidated schedule of investments.

(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

(7)	The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of March 31, 2020.

(8)	The investment is on non-accrual status.

(9)	Security is perpetual with no defined maturity date.

(10)	Except as otherwise noted, all of the Company’s portfolio company investments, which as of the date of the consolidated schedule of investments represented 196% of the Company’s net assets or 96% of the Company’s total assets, are subject to legal restrictions on sales.

(11)	The fair value of each investment was determined using significant unobservable inputs.

(12)	The investment was comprised of two contracts, which were indexed to different base rates, L and P, respectively. The Spread Above Index and Interest Rate presented represent the weighted average of both contracts.

(13)	Principal amount is denominated in Canadian dollars.

(14)	Investment is a controlled affiliate investment as defined by the 1940 Act. On January 14, 2019, the Company entered into an agreement with State Teachers Retirement System of Ohio, a public pension fund established under Ohio law (“STRS Ohio”), to create WHF STRS Ohio Senior Loan Fund, LLC (“STRS JV”), a joint venture, which invests primarily in senior secured first and second lien term loans.

Contacts

Stuart Aronson

WhiteHorse Finance, Inc.

212-506-0500

saronson@higwhitehorse.com

or

Joyson Thomas

WhiteHorse Finance, Inc.

305-379-2322

jthomas@higwhitehorse.com

or

Sean Silva

Prosek Partners

646-818-9122

ssilva@prosek.com

Source: WhiteHorse Finance, Inc.